AGREEMENT AND PLAN OF MERGER

BY AND BETWEEN THE MENTOR ON CALL INC, AND

SUPERYACHTS HOLDINGS INC.,

THIS AGREEMENT AND PLAN OF MERGER ("Agreement"), is dated as of August 8th 2002, by and between The Mentor On Call Inc., (“Mentor”) a Nevada corporation whose address is 40 King Street West, Suite 4900, Toronto, Ontario, M5H 4A2, such corporation being herein sometimes called the "Surviving Corporation," and SuperYachts Holdings Inc., (“SuperYachts Holdings”), a Nevada corporation whose address is 403 Kenkirk Place, Burlington, Washington, 98233 such corporation being herein sometimes called the "Disappearing Corporation,” with Mentor On Call Inc and SuperYachts Holdings Inc. Being herein sometimes collectively called the "Constituent Corporations." This agreement replaces all preceding agreements.

SECTION 1.

NAME OF SURVIVING CORPORATION; ARTICLES OF

INCORPORATION AND BY-LAWS; BOARD OF DIRECTORS; OFFICERS

1.1

Name of Surviving Corporation. The corporation which shall survive the merger ("Merger") contemplated hereby is The Mentor On Call Inc, a Nevada corporation. However, immediately following the Effective Time (as defined in Section 3.2 hereof), the name of the Surviving Corporation shall be changed to “SuperYachts Holdings Inc.”

1.2

Articles of Incorporation and By-laws: The articles of incorporation (as defined in Chapter 78 of the Nevada Revised Statutes) and the by-laws of Mentor On Call Inc as in effect at the Effective Time (as defined in Section 3.2 hereof) shall from and after the Effective Time be the articles of incorporation and the bylaws of the Surviving Corporation until they are amended.

1.3.1

Board of Directors and Officers: Mentor shall appoint Roger Jannsen as a director of the surviving corporation.

1.4

Employees and Consultants: All employees of SuperYachts Holdings Inc. shall remain employees of the Surviving Corporation following the Effective Time, at the sole discretion of the directors and officers of the Surviving Corporation.

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SECTION 2.

STATUS AND CONVERSION OF SECURITIES

2.1

Stock of Disappearing Corporation:

(a)

SuperYachts Holdings Inc. Common Stock. Each share of common stock, par value $0.001 per share, of SuperYachts Holdings Inc. ("SuperYachts Holdings Inc. Common Stock") outstanding at the Effective Time shall, subject to compliance with Section 2.1(d), be converted into and exchanged for ten (10) shares of common stock, par value $ 0.001 per share, of Mentor On Call Inc ("Mentor On Call Inc Common Stock"), except that shares of SuperYachts Holdings Inc. Common Stock held in SuperYachts Holdings Inc.'s treasury at the Effective Time, if any, shall be cancelled.

(b)

Dissenter's Rights. Notwithstanding Section 2.1(a), no share of Mentor On Call Inc Common Stock shall be issued in respect of any shares of SuperYachts Holdings Inc. Common Stock, the holders of which shall object to the Merger in writing and demand payment of the value of their shares pursuant to the General Corporation Law of the State of Nevada and as a result payment therefore is made, such holders to have only the rights provided by such law.

(c)

Surrender and Exchange of SuperYachts Holdings Inc. Common Stock. Subject to the provisions of Section 2.1(a) and 2.1(d), after the Effective Time, each holder of an outstanding certificate or certificates ("Old Certificates") theretofore representing shares of SuperYachts Holdings Inc. Common Stock, upon surrender thereof to Pacific Stock Transfer ("Exchange Agent"), at _______________, shall be entitled to receive in exchange therefore a certificate or certificates ("New Certificates"), which Mentor On Call Inc agrees to make available to the Exchange Agent as soon as practicable after the Effective Time, representing the number of whole shares of Mentor On Call Inc Common Stock rounded up to the nearest whole share into and for which the shares of SuperYachts Holdings Inc. Common Stock theretofore represented by such surrendered Old Certificates have been converted. No certificates or scrip for fractional shares of Mentor On Call Inc Common Stock will be issued, no Mentor On Call Inc stock split or dividend shall relate to any fractional share interest, and no such fractional share interest shall entitle the owner thereof to vote or to any rights of a shareholder of Mentor.

(d)

Endorsement of Shares of SuperYachts Holdings Inc. Common Stock.

The Old Certificates to be surrendered by the holders of SuperYachts Holdings Inc. Common Stock shall be properly endorsed and otherwise in proper form for transfer in accordance with the share exchange instructions provided to the holders of such securities.

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(e)

Stock Transfers. As of the Effective Time, no transfer of the shares of SuperYachts Holdings Inc. Common Stock outstanding prior to the Effective Time shall be made on the stock transfer book of the Surviving Corporation. If, after the Effective Time, Old Certificates are presented to the Surviving Corporation, they shall be exchanged pursuant to Section 2.1 (c).

2.2

Nonassumption or Nonrecognition of SuperYachts Holdings Inc. Options:

On and after the Effective Time, Mentor On Call Inc shall neither assume nor recognize any stock options outstanding with respect to SuperYachts Holdings Inc. Common Stock. It is the intention of SuperYachts Holdings Inc. to cause all outstanding stock options to be cancelled or exercised prior to the Effective Time.

2.3

Nonassumption or Nonrecognition of Mentor On Call Inc Options: On and after the Effective Time, SuperYachts Holdings Inc. shall neither assume nor recognize any stock options outstanding with respect to Mentor On Call Inc Common Stock. It is the intention of Mentor On Call Inc to cause all outstanding stock options to be cancelled or exercised prior to the Effective Time.

2.4

Capital Stock of Mentor. All issued shares of Mentor On Call Inc Common Stock outstanding prior to the Effective Time shall continue unchanged as securities of the Surviving Corporation.

SECTION 3.

STOCKHOLDER APPROVALS; BOARDS OF DIRECTORS' RECOMMENDATIONS; FILING; EFFECTIVE TIME

3.1

Stockholder Approvals; Boards of Directors' Recommendations: Meetings of the stockholders of SuperYachts Holdings Inc. and Mentor On Call Inc shall be held in accordance with the General Corporation Law of the State of Nevada, in accordance with any and all applicable federal laws or regulations or SEC provisions, respectively, as promptly as possible, after at least 20 days’ prior written notice thereof to the stockholders of the respective Constituent Corporations, in each case, among other things, to consider and vote upon the adoption and approval of this Agreement, the Merger and the other transactions, if any, contemplated hereby. In the event that either party hereto is able to obtain the written consent of the owners of a majority of its outstanding shares of capital stock in favor of the Merger, then no notice of a stockholders' meeting need be given to such party's stockholders and no proxies need to be solicited from such stockholders to accomplish the Merger. Subject to its fiduciary duty to its stockholders, the Board of Directors of Mentor On Call Inc shall recommend to its stockholders that this Agreement, the Merger and the other transactions contemplated hereby, if any, be adopted and approved. Subject to its fiduciary duties to its stockholders, the Board of Directors of SuperYachts Holdings Inc. shall recommend to its stockholders that this Agreement, the Merger and the other transactions contemplated hereby, if any, be adopted and approved.

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SuperYachts Holdings

3.2

Filing; Effective Time: As soon as practicable after the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby, if any, by the respective stockholders of each of the Constituent Corporations (unless one or more of the conditions contained in Sections 7 and 8 have not then been fulfilled or waived, then as soon as practicable after the fulfillment or waiver of all such conditions), an appropriate certificate of merger in the form required by Nevada law shall be executed and filed in the office of the Secretary of State of the State of Nevada, at which time the Merger shall become effective ("Effective Time"). The parties intend the Effective Time to take place no later than 5:00 p.m., Pacific Standard Time, on September 9, 2002.

SECTION 4.

CERTAIN EFFECTS OF THE MERGER

4.1

Effects of Merger: When the Merger becomes effective, the separate existence of SuperYachts Holdings Inc. shall cease, SuperYachts Holdings Inc. shall be merged into Mentor, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively as possible the property of the Surviving Corporation as they were of the several and respective Constituent Corporations; and the title to any real estate vested by deed or otherwise, under the laws of any jurisdiction, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

SECTION 5.

COVENANTS

5.1

Covenants of SuperYachts Holdings Inc.: SuperYachts Holdings Inc. agrees that, unless Mentor On Call Inc otherwise agrees in writing:

(a)

Certificate of Incorporation and Bylaws. Until the earlier of the Effective Time or the rightful abandonment or termination of the Merger pursuant to

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SuperYachts Holdings

Sections 7 or 8 or otherwise ("Release Time"), no amendment will be made in the certificate of incorporation or bylaws of SuperYachts Holdings Inc.;

(b)

Dividends and Purchases of Stock. Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid or effected by SuperYachts Holdings Inc. in respect of the outstanding shares of SuperYachts Holdings Inc. Common Stock.

(c)

Borrowing of Money. Until the Release Time, SuperYachts Holdings Inc. shall not borrow money, guarantee the borrowing of money, engage in any transaction or enter into any material agreement, except in the ordinary course of business.

(d)

Access. Until the Release Time, SuperYachts Holdings Inc. will afford the officers, directors, employees, counsel, agents, investment bankers accountants and other representatives of Mentor On Call Inc free and full access to the plants, premises, properties, books and records of SuperYachts Holdings Inc., will permit them to make extracts from and copies of such books and records, and will from time to time furnish Mentor On Call Inc with such additional financial and operating data and other information as to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of SuperYachts Holdings Inc. as Mentor On Call Inc from time to time may request.

(e)

Conduct of Business. Until the Release Time, SuperYachts Holdings Inc. shall conduct its affairs so that at the Effective Time no representation or warranty of SuperYachts Holdings Inc. will be inaccurate, no covenant or agreement of SuperYachts Holdings Inc. will be breached, and no condition of this Agreement will remain unfulfilled by reason of the actions or omissions of SuperYachts Holdings Inc.. Except as otherwise requested by Mentor On Call Inc in writing, until the Release Time, SuperYachts Holdings Inc. will use its best efforts to preserve the business operations of SuperYachts Holdings Inc. intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements and understandings of SuperYachts Holdings Inc., and to preserve the good will of its suppliers, customers and others having business relations with any of them. Until the Release Time, SuperYachts Holdings Inc. will conduct its business and operations in all respects only in the ordinary course.

(f)

Advice of Changes. Until the Release Time, SuperYachts Holdings Inc. will immediately advise Mentor On Call Inc in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the SuperYachts Holdings Inc. Disclosure

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Letter (as defined in Section 6.1 (a)), which (if existing and known at any time prior to or at the Effective Time) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Effective Time) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

(g)

Confidentiality. SuperYachts Holdings Inc. shall ensure that all confidential information which SuperYachts Holdings Inc. or any of its respective officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operation, business, properties, assets, liabilities or future prospects of Mentor, any Mentor On Call Inc affiliate, or any customer or supplier of Mentor On Call Inc or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Effective Time in the business and for the benefit of SuperYachts Holdings Inc., in each case without the prior written consent of Mentor; provided, however, that the restrictions of this sentence shall not apply (i) after the Merger is rightfully abandoned or terminated pursuant to Section 7 or 8 or otherwise, but only to the extent such confidential information relates to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of SuperYachts Holdings Inc., of any affiliate of any of them, or (insofar as such confidential information was obtained directly by SuperYachts Holdings Inc. or any such affiliate from any customer or supplier of any of them) of any such customer or supplier, (ii) as may otherwise be required by law, (iii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iv) to the extent the information shall have otherwise become publicly available. SuperYachts Holdings Inc. shall, and shall cause all other such persons and entities to, deliver to Mentor On Call Inc all tangible evidence of the confidential information to which the restrictions of the foregoing sentence apply immediately after the rightful abandonment or termination of the Merger pursuant to Section 7 or 8 or otherwise.

(h)

Public Statements. Before SuperYachts Holdings Inc. releases any information concerning this Agreement, the Merger, or any of the other transaction contemplated by this Agreement which is intended for or may result in public dissemination thereof, SuperYachts Holdings Inc. shall cooperate with Mentor, shall furnish drafts of all documents or proposed oral statements to Mentor On Call Inc for comments, and shall not release any such information without the written consent of Mentor. Nothing contained herein shall prevent SuperYachts Holdings Inc. from releasing any information if required to do so by law.

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SuperYachts Holdings

(i)

Indemnification. SuperYachts Holdings Inc. agrees to indemnify and hold harmless Mentor On Call Inc and its officers, directors, managers, employees, agents and counsel, against any and all losses, liabilities (including personal liabilities of certain executives and directors), claims, damages, and expenses whatsoever (which shall include, for all purposes of this Section 5.1(j), but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred and whether or not involving a third party arising out of, based upon, or in connection with (i) an untrue statement or alleged untrue statement of a material fact contained in this Agreement or any other document relating to this Agreement and the Merger contemplated thereby, and (ii) any liability under state or Federal securities laws resulting from any omission or alleged omission to state a material fact required to be stated in this Agreement or any other document required hereunder, provided in each case that such untrue statement, alleged untrue statement, omission, or alleged omission relates to information furnished by or on behalf of, or pertaining to, SuperYachts Holdings Inc. or any SuperYachts Holdings Inc. Security holder or (ii) any breach of any representation, warranty, covenant or agreement of SuperYachts Holdings Inc. contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability SuperYachts Holdings Inc. may otherwise have, including liabilities arising under this Agreement.

5.2

Covenants of Mentor: Mentor On Call Inc agrees that, unless SuperYachts Holdings Inc. otherwise agrees in writing:

(a)

Articles of Incorporation and Bylaws. Until the earlier of the Effective Time or the rightful abandonment or termination of the Merger pursuant to Section 7 or 8 or otherwise ("Release Time"), no amendment will be made in the articles of incorporation or bylaws of Mentor.

(b)

Shares and Options. Until the Release Time, no shares of capital stock of Mentor, options or warrants for such shares, rights to subscribe to or purchase such shares, or securities convertible into or exchangeable for such shares, shall be issued, granted or sold by Mentor, otherwise than as may be required upon the exercise of Mentor On Call Inc stock options.

(c)

Dividends and Purchases of Stock. Until the Release Time, no dividend or stock split shall be authorized, declared, paid or affected by Mentor On Call Inc in respect of the outstanding shares of Mentor On Call Inc Common Stock except for a 1-100 reverse stock split to be effectuated by Mentor On Call Inc prior to or at the consummation of this merger.

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SuperYachts Holdings

(d)

Borrowing of Money. Until the Release Time, Mentor On Call Inc shall not borrow money, guarantee the borrowing of money, engage in any transaction or enter into any material agreement, except in the ordinary course of business.

(e)

Access. Until the Release Time, Mentor On Call Inc will afford the officers, directors, employees, counsel, agents, investment bankers accountants and other representatives of SuperYachts Holdings Inc. free and full access to the plants, premises, properties, books and records of Mentor On Call Inc and the Mentor On Call Inc Subsidiaries, will permit them to make extracts from and copies of such books and records, and will from time to time furnish SuperYachts Holdings Inc. with such additional financial and operating data and other information as to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Mentor On Call Inc and the Mentor On Call Inc Subsidiaries as SuperYachts Holdings Inc. from time to time may request.

(f)

Conduct of Business. Until the Release Time, Mentor On Call Inc shall conduct its affairs so that at the Effective Time no representation or warranty of Mentor On Call Inc will be inaccurate, no covenant or agreement of Mentor On Call Inc will be breached, and no condition of this Agreement will remain unfulfilled by reason of the actions or omissions of Mentor. Except as otherwise requested by SuperYachts Holdings Inc. in writing, until the Release Time, Mentor On Call Inc will use its best efforts to preserve the business operations of Mentor On Call Inc intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements and understandings of Mentor, and to preserve the good will of its suppliers, customers and others having business relations with any of them. Until the Release Time, Mentor On Call Inc will conduct its business and operations in all respects only in the ordinary course.

(g)

Advice of Changes. Until the Release Time, Mentor On Call Inc will immediately advise SuperYachts Holdings Inc. in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the Mentor On Call Inc Disclosure Letter [as defined in Section 6.02 (a)], which (if existing and known at any time prior to or at the Effective Time) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Effective Time) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

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SuperYachts Holdings

(h)

Confidentiality. Mentor On Call Inc shall ensure that all confidential information which Mentor On Call Inc or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operation, business, properties, assets, liabilities or future prospects of SuperYachts Holdings Inc., any SuperYachts Holdings Inc. affiliate, or any customer or supplier of SuperYachts Holdings Inc. or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Effective Time in the business and for the benefit of Mentor On Call Inc, in each case without the prior written consent of SuperYachts Holdings Inc.; provided, however, that the restrictions of this sentence shall not apply (i) after the Merger is rightfully abandoned or terminated pursuant to Section 7 or 8 or otherwise, but only to the extent such confidential information relates to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Mentor On Call Inc or of any of its affiliates, or (insofar as such confidential information was obtained directly by Mentor, any Mentor On Call Inc Subsidiary, or any such affiliate from any customer or supplier of any of them) of any such customer or supplier, (ii) as may otherwise be required by law, (iii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iv) to the extent the information shall have otherwise become publicly available. Mentor On Call Inc shall, and shall cause all other such persons and entities to, deliver to SuperYachts Holdings Inc. all tangible evidence of the confidential information to which the restrictions of the foregoing sentence apply immediately after the rightful abandonment or termination of the Merger pursuant to Section 7 or 8 or otherwise.

(i)

Public Statements. Before Mentor On Call Inc releases any information concerning this Agreement, the Merger, or any of the other transactions contemplated by this Agreement which is intended for or may result in public dissemination thereof, Mentor On Call Inc shall cooperate with SuperYachts Holdings Inc., shall furnish drafts of all documents or proposed oral statements to SuperYachts Holdings Inc. for comments, and shall not release any such information without the written consent of SuperYachts Holdings Inc. Nothing contained herein shall prevent Mentor On Call Inc from releasing any information if required to do so by law.

(j)

Indemnification. Mentor On Call Inc agrees to indemnify and hold harmless SuperYachts Holdings Inc. and its officers, directors, managers, employees, agents and counsel, against any and all losses, liabilities, claims, damages, and expenses whatsoever (which shall include, for all purposes of this Section 5.3(j), but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever,

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SuperYachts Holdings

and any and all amounts paid in settlement of any claim or litigation) as and when incurred and whether or not involving a third party arising out of, based upon, or in connection with (i) untrue statement or alleged untrue statement of a material fact contained in this Agreement or in any other document relating to this Agreement and the Merger contemplated thereby, and (ii) any liability under state or Federal securities laws resulting from any omission or alleged omission to state a material fact required to be stated this Agreement or any other document required hereunder, provided in each case that such untrue statement, alleged untrue statement, omission, or alleged omission relates to information furnished by or on behalf of, or pertaining to, Mentor, any Mentor On Call Inc Subsidiary, or any Mentor On Call Inc security holder or (ii) any breach of any representation, warranty, covenant or agreement of Mentor On Call Inc contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability Mentor On Call Inc may otherwise have, including liabilities arising under this Agreement.

SECTION 6.

REPRESENTATIONS AND WARRANTIES

6.1

Certain Representations and Warranties of SuperYachts Holdings Inc.:

SuperYachts Holdings Inc. represents and warrants to Mentor On Call Incas follows:

(a)

Disclosure Letter. Section A of a letter ("SuperYachts Holdings Inc. Disclosure Letter") sets forth as to SuperYachts Holdings Inc. its place of incorporation, principal place of business, jurisdictions in which it is qualified to do business, and the business which it presently conducts and which it contemplates conducting; its authorized capitalization, its shares of capital stock outstanding and the record and beneficial owner of those shares. SuperYachts Holdings Inc. is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. SuperYachts Holdings Inc. is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

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SuperYachts Holdings

(b)

Capitalization. The authorized capital stock of SuperYachts Holdings Inc. consists of 100,000,000 shares of SuperYachts Holdings Inc. Common Stock, zero par values, of which 15,000,000 shares are outstanding. Each of such outstanding shares of SuperYachts Holdings Inc. Common Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders, and is owned of record and beneficially by the following persons in the case of SuperYachts Holdings Inc. in accordance with the following table:

SEE Exhibit “A”

in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of SuperYachts Holdings Inc. or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of SuperYachts Holdings Inc.. There is outstanding no security or other instrument convertible into or exchangeable for capital stock of SuperYachts Holdings Inc..

(c)

Financial Condition. SuperYachts Holdings Inc. has delivered to Mentor On Call Inc true and correct copies of its unaudited financial statements (profit and loss statement and a balance sheet). Such financial statements are true and correct. Since the preparation of such statements:

(i)

There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of SuperYachts Holdings Inc..

(ii)

SuperYachts Holdings Inc. has not authorized, declared, paid or affected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase or other acquisition of any stock of SuperYachts Holdings Inc..

(d)

Tax and Other Liabilities. SuperYachts Holdings Inc. has no liability of any nature, accrued or contingent, including without limitation liabilities for federal, state, local or foreign taxes ("Taxes") and liabilities to customers or suppliers, except those reflected in the financial statements provided by SuperYachts Holdings Inc. to Mentor. SuperYachts Holdings Inc. has filed all federal, state and local tax returns required to be filed by it, and all such tax returns are true and correct and all taxes due by SuperYachts Holdings Inc. have been paid.

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SuperYachts Holdings

(e)

Litigation and Claims. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened or in prospect known to SuperYachts Holdings Inc., with respect to SuperYachts Holdings Inc. or any of its businesses, properties or assets.

(f)

Properties. SuperYachts Holdings Inc. has good and marketable title to all properties and assets used in its business or owned by it, free and clear of all liens, security interests, mortgages, pledges, charges and encumbrances (except as set forth in Section D of the SuperYachts Holdings Inc.

Disclosure Letter).

(g)

Retirement Plans. SuperYachts Holdings Inc. has no pension, profit sharing or other incentive plans or any outstanding bonuses, incentive compensation, vacations, severance pay, insurance or other benefits, except as set forth in Section E of the SuperYachts Holdings Inc. Disclosure Letter.

(h)

Authority to Merge. SuperYachts Holdings Inc. has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of SuperYachts Holdings Inc. have been taken to authorize the execution, delivery and performance of this Agreement by SuperYachts Holdings Inc., other than approval of the holders of SuperYachts Holdings Inc. Common Stock. This Agreement has been duly authorized, executed and delivered by SuperYachts Holdings Inc., constitutes the legal, valid and binding obligation of SuperYachts Holdings Inc., and is enforceable as to it in accordance with its terms. Except as set forth elsewhere herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by SuperYachts Holdings Inc. for the execution, delivery or performance of this Agreement by SuperYachts Holdings Inc.. No consent of any party to any contract, agreement, instrument, lease, arrangement or understanding to which SuperYachts Holdings Inc. is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement (except for the consents referred to in Section D of the SuperYachts Holdings Inc. Disclosure Letter). At the Effective Time, the Surviving Corporation will acquire all right, title and interest of SuperYachts Holdings Inc. in and to all of its properties and assets, free and clear of all liens, mortgages, security interests, pledges, charges and encumbrances (except those listed in Section D of the SuperYachts Holdings Inc. Disclosure Letter).

6.2

Certain Representations and Warranties of Mentor: Mentor On Call Increpresents and warrants to SuperYachts Holdings Inc. as follows:

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SuperYachts Holdings

(a)

Disclosure Letter. Section A of a letter ("Mentor On Call Inc Disclosure Letter") sets forth as to Mentor On Call Inc its place of incorporation, principal place of business, jurisdictions in which it is qualified to do business, and the business which it presently conducts and which it contemplates conducting; its authorized capitalization, its shares of capital stock outstanding and the record and beneficial owner of those shares as of a date not more than thirty (30) days preceding the Effective Time. Mentor On Call Inc is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. Mentor On Call Inc is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

(b)

Capitalization. The authorized capital stock of Mentor On Call Inc consists of 100,000,000 shares of Mentor On Call Inc Common Stock, and zero shares of Preferred Stock, $0.001 par value, of which approximately 85,835,856 shares of Common Stock and zero shares of Preferred Stock are outstanding. Each of such outstanding shares of Mentor On Call Inc Common Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of Mentor On Call Inc or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of Mentor On Call Inc except as disclosed in Exhibit B attached hereto and by this reference incorporated herein. There is outstanding no security or other instrument convertible into or exchangeable for capital stock of Mentor.

(c)

Financial Condition. Mentor On Call Inc has delivered to SuperYachts Holdings Inc. true and correct copies of its audited and unaudited financial statements (profit and loss statement and a balance sheet). Such financial statements are true and correct. Since the preparation of the aforementioned financial statements: (i) There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Mentor; (ii) Mentor On Call Inc has not authorized, declared, paid or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase or other acquisition of any stock of Mentor. (Exhibit C_are the attached liabilities)

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(d)

Tax and Other Liabilities. Mentor On Call Inc has no liability of any nature, accrued or contingent, including without limitation liabilities for federal, state, local or foreign taxes ("Taxes") and liabilities to customers or suppliers, except those reflected in the financial statements provided by Mentor On Call Inc to SuperYachts Holdings Inc..

(e)

Litigation and Claims. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened or in prospect known to Mentor, with respect to Mentor On Call Inc or any of its businesses, properties or assets, other than those proceedings previously disclosed to SuperYachts Holdings Inc..

(f)

Properties. Mentor On Call Inc has good and marketable title to all properties and assets used in its business or owned by it, free and clear of all liens, security interests, mortgages, pledges, charges and encumbrances (except as set forth in Section D of the Mentor On Call Inc Disclosure Letter).

(g)

Authority to Merge. Mentor On Call Inc has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of Mentor On Call Inc have been taken to authorize the execution, delivery and performance of this Agreement by Mentor, other than approval of the holders of Mentor On Call Inc Common Stock. This Agreement has been duly authorized, executed and delivered by Mentor, constitutes the legal, valid and binding obligation of Mentor, and is enforceable as to it in accordance with its terms. Except as set forth elsewhere herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by Mentor On Call Inc for the execution, delivery or performance of this Agreement by Mentor. No consent of any party to any contract, agreement, instrument, lease, arrangement or understanding to which Mentor On Call Inc is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement (except for the consents referred to in Section D of the Mentor On Call Inc Disclosure Letter).

SECTION 7.

ABANDONMENT AND TERMINATION

7.1

Right of Mentor On Call Inc to Abandon: Mentor's Board of Directors shall have the right to abandon or terminate the Merger if any of the following shall not be true or shall not have occurred, as the case may be, prior to the Effective Time:

(a)

Accuracy of Representations and Compliance with Conditions: All representations and warranties of SuperYachts Holdings Inc. contained in this Agreement shall be accurate when made and, in addition, shall be

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accurate as of the Effective Time as though such representations and warranties were then made in exactly the same language by SuperYachts Holdings Inc. and regardless of knowledge or lack thereof on the part of SuperYachts Holdings Inc. or changes beyond their control; as of the Effective Time, SuperYachts Holdings Inc. shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Effective Time of this Agreement; and Mentor On Call Inc shall have received a certificate executed by the chief executive officer and the chief financial officer of SuperYachts Holdings Inc. dated the Effective Time to that effect.

(b)

Other Closing Documents: SuperYachts Holdings Inc. shall have delivered to Mentor On Call Inc at or prior to the Effective Time such other documents as Mentor On Call Inc may reasonably request in order to enable Mentor On Call Inc to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

(c)

Legal Action: There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

7.2

Right of SuperYachts Holdings Inc. to Abandon: The Board of Directors of SuperYachts Holdings Inc. shall have the right to abandon or terminate the Merger if any of the following shall not be true or shall not have occurred, as the case may be, prior to the Effective Time:

(a)

Accuracy of Representations and Compliance with Conditions. All representations and warranties of Mentor On Call Inc contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Effective Time as though such representations and warranties were then made in exactly the same language by Mentor On Call Inc and regardless of knowledge or lack thereof on the part of Mentor On Call Inc or changes beyond their control; as of the Effective Time, Mentor On Call Inc shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Effective Time of this Agreement; and SuperYachts Holdings Inc. shall have received a certificate executed by the chief executive officer and the chief financial officer of the Mentor On Call Inc dated the Effective Time to that effect.

(b)

Other Closing Documents. Mentor On Call Inc shall have delivered to SuperYachts Holdings Inc. at or prior to the Effective Time such other documents as SuperYachts Holdings Inc. may reasonably request in order to

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enable SuperYachts Holdings Inc. to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

(c)

Legal Action. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

SECTION 8.

ADDITIONAL TERMS OF ABANDONMENT

8.1

Mandatory Abandonment: The Merger shall be abandoned or terminated if the holders of at least the requisite majority of the shares of any of the Constituent Corporations, as required by applicable state laws, shall not have voted in favor of the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby.

8.2

Optional Abandonment: In addition to the provisions of Section 7, the Merger may be abandoned or terminated at or before the Effective Time, notwithstanding the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby by the stockholders of the parties hereto:

(a)

by mutual agreement of the Boards of Directors of the Constituent Corporations; or

(b)

At the option of any of the respective Boards of Directors of the Constituent Corporations, if the Effective Time shall not have occurred on or before July 31, 2002;

8.3

Effect of Abandonment: If the Merger is rightfully abandoned or terminated as provided in Section 7 or this Section 8:

(a)

this Agreement shall forthwith become wholly void and of no effect without liability on the part of either party to this Agreement or on the part of any officer, director, controlling person, employee, counsel, agent or shareholder thereof; and

(b)

the Constituent Corporations shall each pay and bear its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and its respective meetings of stockholders, including fees and expenses of its counsel, accountants, investment banking firm and other experts.

SECTION 9.

GENERAL PROVISIONS

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9.1

Further Actions: At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

9.2

Amendments: This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and n this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

9.8

Counterparts; Governing Law: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

IN WITNESS WHEREOF, this Agreement has been approved by resolutions duly adopted by the Board of Directors of each of the Constituent Corporations and has been

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signed by duly authorized officers of each of the Constituent Corporations, and each of the Constituent Corporations has caused its corporate seal to be hereunto affixed and attested by the signature of its Secretary or Assistant Secretary, all as of the date first above written.

MENTOR ON CALL INC, INC.

James Rodgers
President and Chief Executive Officer

SUPERYACHTS HOLDINGS INC., INC.

Roger Jansen
President and Chief Executive Officer

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